UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

SAN JUAN BASIN ROYALTY TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On November 4, 2016, the San Juan Basin Royalty Trust submitted the following supplemental presentation to representatives of Institutional Shareholder Services Inc.:

San Juan Basin Royalty Trust
Compass Bank, Trustee
Supplemental Investor Presentation:
Solicitation of Proxies Against
Southwest Bank’s Takeover as Trustee
November 4, 2016
Name
Title
[telephone]
[email]
[Month Year]

Southwest Bank Misleads on Trust Expenses
The Trust’s general and administrative (G&A) expenses increased in recent quarters
not
from
inefficient
management
but
due
to
increased
audit
and
legal
costs
related
to
the
ConocoPhillips
litigation.
Southwest Bank claims that the Trust’s G&E expenses increased significantly since
Ms.
Anderson’s
departure,
but
it
fails
to
tell
you
that:
As disclosed in the Trust’s Form 10-K and 10-Q filings with the SEC, the increased costs are primarily related to the Trust’s litigation against
Burlington, a subsidiary of ConocoPhillips, which began in 2014 and is scheduled for trial in March 2017. Litigation expenses have increased this year as the parties prepare for trial, engage expert witnesses, continue discovery and attend mediation sessions.
These
expenses
would
have
been
the
same
even
if
Ms.
Anderson
were
still
the
trust
officer.
She
acknowledges
that
she
would
use
the
same
litigation
team
Compass
Bank
uses.
Compass
Bank
believes
this
litigation
is
worth
pursuing.
The
Trust’s
claim
is
for
monetary
relief
in
excess
of
$12
million.

Southwest Bank Misleads on Trust Expenses (cont’d)
When
litigation
expenses
are
excluded,
Trust
G&A
expenses
have
been
consistent,
generally
rising in the first quarter (as expenses increase with annual reporting obligations) and falling again by the end of the year. Ms. Anderson’s departure during the fourth quarter of 2015 did not impact the Trust’s G&A
expenses.
Note: For a reconciliation of adjusted G&A
expenses to reported G&A
expenses, see the
appendix at the end of this presentation. Adjusted G&A
expenses for 3Q 2016 excludes expenses
incurred in responding to Southwest Bank’s self-interested proxy campaign.
Aside from litigation expenses, increased G&A
expenses since Ms. Anderson’s departure are
primarily attributable to costs of updating SOX compliance procedures and auditing
ConocoPhillips information.
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Total general and administrative expenses
Adjusted general and administrative expenses
Ms. Anderson leaves
Compass Bank

Southwest Bank Misleads on Conflicts of Interests
Southwest Bank and Ms. Anderson should know that Compass Bank has no conflict of interest.
•
Southwest Bank claims that Compass Bank has a “demonstrated” conflict of interest because Charles
McMahen,
a
director
of
BBVA
Compass,
also
serves
as
an
independent
outside
director
of
Enterprise
Products Holdings. Affiliates of Enterprise gather and process gas attributable to the Trust’s royalty properties.
•
Had Southwest Bank and Ms. Anderson understood how the Trust operates, they would know that there is no
conflict
of
interest:
•
Enterprise and its affiliates process gas for ConocoPhillips, not the Trust. The Trust has only an interest in the net proceeds from ConocoPhillips’ sale of the gas. This is disclosed in the Trust’s Form 10-K filings.
(1)
•
ConocoPhillips, as the principal operator of the properties underlying the Trust’s royalty, determines which service providers to use, negotiates the terms of the contracts with them, and is a party to the contracts.
•
The Trust is NOT a party to any of the purchase, gathering or processing contracts.
•
ConocoPhillips entered into a contract with Enterprise in 2011 during Ms. Anderson’s tenure at
Compass Bank. Ms. Anderson reviewed the contract, which will not terminate until 2026.  This is also disclosed
in
the
Trust’s
Form
10-K
filings.
(1)
•
Compass Bank reviewed the terms of the 2011 Enterprise contract with a third-party consultant to confirm
that
they
were
fair
to
the
Trust.
(2)
•
Ms. Anderson should understand this. In making this argument, she and Southwest Bank demonstrate that either they do not understand how the Trust operates or they intend to mislead unit holders.
_________
(1)
See the Trust’s annual report on Form 10-K for the year ended December 31, 2015, pages 13-14.
(2)
See the Trust’s annual report on Form 10-K for the year ended December 31, 2011, page 9.

Southwest Bank Misleads on Conflicts of Interests (cont’d)
Southwest Bank claims that Compass Bank has a conflict of interest because its parent company holds shares of ConocoPhillips.
Southwest
Bank
fails
to
tell
you
that
the
shares
are
held
on
behalf of
bank
customers
as
part
of
routine
trust
and
investment
services.
Compass Bank has no pecuniary interest in the shares.
Southwest
fails
to
tell
you
that
the
number
of
shares
is
extremely
small,
amounting to about 0.003% of the outstanding shares of ConocoPhillips.
The fact that Compass Bank has ongoing litigation against ConocoPhillips to recover underpayment of royalties is further evidence that Compass
Bank has no conflict of interest.

Southwest Bank Misleads on Analyst Information
Southwest
Bank
cites
to
“independent”
research
by
an
analyst
and
claims
that the analyst received no response from Compass Bank to a December
2015 inquiry.
Southwest
Bank
fails
to
tell
you
that
the
analyst,
McDep,
acknowledges
in its research reports that it has received compensation from Southwest
Bank
for
prior
research
services.
(1)
Southwest
Bank
does
not
disclose
the
amount paid to the analyst.
Southwest
Bank
fails
to
tell
you
that
the
2015
“inquiry”
was
a
letter
from
the “independent” analyst in support of Ms. Anderson’s effort to cause
Compass Bank to resign as trustee in connection with her 2015 departure.  The letter did not solicit a response from Compass Bank.
(1) See disclaimer at http://www.mcdep.com/sjt151021.pdf.

Southwest Bank Misleads on Time to Vote
Southwest Bank claims that Compass Bank is trying to restrict unit holder voting by allowing 28 days to vote.
Southwest
Bank
fails
to
tell
you
that
a
voting
period
of
about
30
days
is
generally recognized as sufficient time to vote.
Southwest
Bank
fails
to
tell
you
that
it
originally
sent
proxy
cards
to
most
unit holders starting on October 14, 2016, effectively giving them 38 days to vote.
Southwest
Bank
fails
to
tell
you
that
Compass
Bank
responded
to
Southwest Bank’s demand for unit holder lists beginning on August 31,
2016. This allowed Southwest Bank to begin contacting unit holders 82 days before the meeting.

Appendix
–
Reconciliation
of
Trust
G&A
Expenses
Below is a reconciliation of the total G&A
expenses reported in the Trust’s filings with the SEC for
the quarters indicated, adjusted to exclude audit and legal costs incurred in connection with the
ConocoPhillips litigation and responding to Southwest Bank’s proxy campaign.
(1) Expenses for the third quarter of 2016 include $88,000 in expenses incurred in responding to Southwest Bank’s proxy campaign.
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Reported G&A
Expenses
$     661,738
$     498,750
$     401,966
$     605,982
$     1,022,436
$     886,134
$     499,462
Litigation and Related Expenses(1)
$     174,282
$     115,732
$     104,628
$     168,139
$        485,572
$     382,831
$     219,609
Adjusted G&A
Expenses
$     487,456
$     383,017
$     297,338
$     437,843
$        536,864
$     503,303
$     279,852

Disclaimer
In response to the demand by Southwest Bank and Robert Lansford, a senior business development officer at Southwest Bank, the Trust has called a special meeting and filed with the U.S. Securities and Exchange Commission (“SEC”) on October 25, 2016,
a definitive proxy statement in connection with the solicitation of proxies from unit holders of the Trust at the special meeting. The Trust will furnish copies of proxy materials to the unit holders, together with a BLUE proxy card. UNIT HOLDERS ARE
URGED TO READ CAREFULLY THE PROXY STATEMENT AND ANY OTHER RELEVANT
DOCUMENTS FILED WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY
CONTAIN IMPORTANT INFORMATION. These documents, including the proxy statement (and amendments and supplements thereto) and other documents filed by the Trust with the SEC, will be available for no charge on the SEC’s website at
www.sec.gov and at the Trust’s website at www.sjbrt.com. Copies may also be obtained
by
contacting
Kaye
Wilke
by
phone
at
(866)
809-4553,
by
email
at
sjt.us@bbva.com
or by mail at San Juan Basin Royalty Trust, c/o Compass Bank, Trust
Department, Attn: Investor Relations, 300 W. 7th Street, Suite B, Fort Worth, Texas
76102.
Compass Bank, as trustee of the Trust, may be deemed to be a participant in the solicitation of proxies in connection with the special meeting. Information regarding
Compass Bank’s interests in the Trust by security holdings and otherwise is set forth in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2015, and in the Trust’s subsequent Quarterly Reports on Form 10-Q.